Acquisition of subsidiary and deposits paid for acquisition of subsidiaries	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Deposits paid for acquisition of subsidiaries
Note 7 - Acquisition of subsidiary and deposits paid for acquisition of subsidiaries

(a)	Acquisition of Boca

On December 28, 2015, SGOCO International entered into a Share Sale and Purchase Agreement (the "SPA") with Richly Conqueror Limited (the "Vendor") pursuant to which SGOCO International will acquire all of the issued share capital of Boca International Limited, a company incorporated in Hong Kong (“Boca”). Total consideration of the Sale Shares includes $52,000 in the form of cash, plus up to 19.9% new shares in SGOCO (as enlarged by the issuance). In December 2015, the Company paid a $52,000 refundable deposit to the Vendor.

Boca is principally engaged in environmental protection, energy saving technologies, equipment development and applications. Its business involves production and sales of phase change thermal energy storage materials as well as central air conditioning cooling and heating system application engineering.

The Company and Richly Conqueror Limited entered into a supplemental agreement on February 29, 2016, pursuant to which SGOCO International agreed to issue 1,162,305 ordinary shares of the Company to the Vendor on or before March 15, 2016 and both parties confirmed the closing date of the transaction shall be March 31, 2016. The shares were issued on March 7, 2016, and the fair value of the shares was $3.51 per share on the closing date, March 31, 2016.

After the completion of the acquisition, Boca became a wholly owned subsidiary of the Company.

The Company completed the valuations necessary to assess the fair values of the tangible and intangible assets acquired and liabilities assumed, resulting from which the amount of goodwill was determined and recognized as of the respective acquisition date. The following table summarizes the estimated aggregate fair values of the assets acquired and liabilities assumed as of the closing date, March 31, 2016.

Boca

Net liabilities acquired (including cash of $1 and other loan of $332 (Note 13))	$(337)
Amortizable intangible assets (i)
Backlog contract	372
Proprietary technology	26,179
Goodwill	36,504
Deferred tax liabilities	(6,638)
Total	$56,080

Total purchase price comprised of:
– cash consideration (paid in fiscal 2015 in the form of refundable deposit)	$52,000
– share-based consideration	4,080
Total	$56,080

(i)	Acquired amortizable intangible asset-backlog contract and proprietary technology have estimated amortization periods of one year and twenty years, respectively.

The transaction resulted in a purchase price allocation of $36,504 to goodwill, representing the financial, strategic and operational value of the transaction to the Company. Goodwill is attributed to the premium that the Company paid to obtain the value of the business of Boca and the synergies expected from the combined operations of Boca and the Company, the assembled workforce and their knowledge and experience in provision of products and projects utilizing “green” energy technologies. The total amount of the goodwill acquired is not deductible for tax purposes.

(b)	Potential Acquisition of Sola Green

On December 22, 2015, the Company signed a memorandum of understanding (“MOU”) to acquire all of the issued share capital of Sola Green Technologies Limited, a company incorporated in Hong Kong (“Sola Green”), for a purchase price of $40,000 in form of cash or new shares in SGOCO, subject to satisfactory due diligence and customary purchase price adjustments. In December 2015, a refundable deposit of $34,000 was paid to the shareholders of Sola Green. On March 1, 2016, an extension of the MOU was signed pursuant to which both parties originally expected that the definitive agreements would be executed and the transaction would be closed by June 30, 2016.  The completion of the transaction is dependent on the completion of due diligence. Both parties had spent significant amount of time and efforts in the due diligence in 2016 but were unable to complete the process with satisfaction to both parties.

On November 20, 2016, the Company sent an official notice to the Seller to terminate the due diligence process and requested full refund of the deposit paid to the Seller. On November 30, 2016, the Company received full deposit back from the Seller.

Sola Green invests and develops an Energy-saving Glass Coating. By applying nano-technology, Sola Green integrates rare earth elements with other materials to produce a liquid form thermal insulation coating material. The coating could reduce UV and infrared radiation from sunlight, while maintaining acceptable visibility through the coated glass. As a result of reducing infrared radiation from sunlight, a general temperature reduction of 5-7°C to indoor space could be achieved.

(c)	Acquisition of Century Skyway

On December 27, 2016, the Company signed a memorandum of understanding (“MOU”) to acquire all of the issued share capital of Century Skyway Limited (“CSL”), a company incorporated in Hong Kong, for a purchase price of $35 million in form of cash or new shares in SGOCO, subject to satisfactory due diligence and customary purchase price adjustments. In December 2016, a refundable deposit of $32 million was paid to the owner of CSL.

CSL is principally engaged in Virtual Reality (“VR’) device and technologies research and development. Its development center and main researchers are in Shenzhen China. CSL’s R&D team has extensive experience and expertise in the VR industry. The R&D team cooperated with Razer to develop Open-Source Virtual Reality ("OSVR") product aimed on VR-Gaming. The OSVR product attended the 2017 US CES exhibition in Las Vegas in January, 2017.

CSL develops VR technology and applies them on VR device. CSL’s VR technology applies on VR Head-mounted display ("HMD") which can reduce the number of cables needed for a VR signal/data link between HMD and the source unit. It’s also use ultrasound to calibrate VR devices’ attitude without user’s intervention.

The Company and Full Linkage Limited entered into a Share Sale and Purchase Agreement on April 28,2017, pursuant to which SGOCO International agreed to pay $32.6 million and issue 1.5 million newly issued ordinary shares of the Company to the Vendor on or before May 15,2017. The shares were issued on May 4, 2017, and the fair value of the shares was $1.55 per share on the closing date, May 10, 2017.

After the completion of the acquisition, CSL became a wholly owned subsidiary of the Company.

The following table sets forth the Company’s best estimate of fair value of the assets acquired and the liabilities assumed. The Company is in the process of obtaining a third-party valuation for the assets acquired and liabilities assumed, and will refine fair value estimates when the valuation is completed using the balances as of the closing date, May 10, 2017.

CSL

Net liabilities acquired	$(66)
Amortizable intangible assets
Technologies	19,689
Goodwill	20,224
Deferred tax liabilities	(4,922)
Total	$34,925

Total purchase price comprised of:
– cash consideration (paid in fiscal 2016 in the form of refundable deposit)	$32,600
– share-based consideration	2,325
Total	$34,925

The transaction resulted in a purchase price allocation of $20,224 to goodwill, representing the financial, strategic and operational value of the transaction to the Company. Goodwill is attributed to the premium that the Company paid to obtain the value of the business of CSL and the synergies expected from the combined operations of CSL and the Company, the assembled workforce and their knowledge and experience in provision of products and projects utilizing VR technologies. The total amount of the goodwill acquired is not deductible for tax purposes.